American Century Investments®
Quarterly Portfolio Holdings
Equity Income Fund
December 31, 2019

Equity Income - Schedule of Investments
DECEMBER 31, 2019 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 80.1%
Air Freight and Logistics — 0.7%
United Parcel Service, Inc., Class B	794,818	93,041,396
Automobiles — 0.3%
Honda Motor Co. Ltd.	1,093,100	30,833,278
Toyota Motor Corp.	176,300	12,413,245
		43,246,523
Banks — 7.4%
Comerica, Inc.	2,999,900	215,242,825
Commerce Bancshares, Inc.	566,614	38,495,755
JPMorgan Chase & Co.	999,097	139,274,122
PNC Financial Services Group, Inc. (The)	2,297,018	366,672,983
Wells Fargo & Co.	3,849,500	207,103,100
		966,788,785
Beverages — 2.5%
PepsiCo, Inc.	2,397,500	327,666,325
Biotechnology — 0.4%
Gilead Sciences, Inc.	794,200	51,607,116
Capital Markets — 1.7%
AllianceBernstein Holding LP	378,978	11,467,874
Bank of New York Mellon Corp. (The)	1,995,200	100,418,416
BlackRock, Inc.	89,600	45,041,920
Janus Henderson Group plc	1,298,921	31,758,618
Northern Trust Corp.	298,440	31,706,266
		220,393,094
Chemicals — 0.6%
Akzo Nobel NV	599,000	61,072,965
DuPont de Nemours, Inc.	297,288	19,085,890
		80,158,855
Commercial Services and Supplies — 1.2%
Republic Services, Inc.	1,783,661	159,869,536
Communications Equipment — 1.5%
Cisco Systems, Inc.	4,099,191	196,597,200
Distributors — 0.8%
Genuine Parts Co.	999,141	106,138,748
Diversified Telecommunication Services — 2.8%
Verizon Communications, Inc.	5,993,837	368,021,592
Electric Utilities — 1.8%
Duke Energy Corp.	598,000	54,543,580
Edison International	1,149,714	86,699,933
Eversource Energy	397,000	33,772,790
Pinnacle West Capital Corp.	698,817	62,844,613
		237,860,916
Electrical Equipment — 4.2%
Emerson Electric Co.	4,399,161	335,480,018

Hubbell, Inc.	1,397,658	206,601,805
		542,081,823
Energy Equipment and Services — 1.5%
Schlumberger Ltd.	4,967,112	199,677,902
Equity Real Estate Investment Trusts (REITs) — 2.7%
Welltower, Inc.	3,094,054	253,031,736
Weyerhaeuser Co.	3,192,784	96,422,077
		349,453,813
Food and Staples Retailing — 2.2%
Koninklijke Ahold Delhaize NV	3,996,642	100,163,312
Walmart, Inc.	1,616,829	192,143,958
		292,307,270
Food Products — 2.9%
Nestle SA	3,436,800	372,331,033
Gas Utilities — 4.5%
Atmos Energy Corp.	1,889,646	211,375,801
ONE Gas, Inc.	2,198,196	205,685,200
Spire, Inc.	1,999,258	166,558,184
		583,619,185
Health Care Equipment and Supplies — 4.5%
Medtronic plc	5,151,779	584,469,328
Health Care Providers and Services — 1.6%
Quest Diagnostics, Inc.	1,994,958	213,041,565
Health Care Technology — 0.1%
Cerner Corp.	235,600	17,290,684
Hotels, Restaurants and Leisure — 0.6%
Sodexo SA(1)	598,700	71,008,609
Household Products — 5.3%
Colgate-Palmolive Co.	2,999,000	206,451,160
Kimberly-Clark Corp.	1,996,280	274,588,314
Procter & Gamble Co. (The)	1,715,359	214,248,339
		695,287,813
Insurance — 4.5%
Aflac, Inc.	1,498,000	79,244,200
Chubb Ltd.	1,698,028	264,315,039
Marsh & McLennan Cos., Inc.	2,197,305	244,801,750
		588,360,989
IT Services — 2.2%
Automatic Data Processing, Inc.	1,364,650	232,672,825
Paychex, Inc.	598,200	50,882,892
		283,555,717
Machinery — 0.2%
Atlas Copco AB, B Shares	695,500	24,130,591
Oil, Gas and Consumable Fuels — 7.2%
Chevron Corp.	1,999,616	240,973,724
ConocoPhillips	1,373,929	89,346,603
Enterprise Products Partners LP	8,094,400	227,938,304
Shell Midstream Partners LP	2,448,236	49,478,850
TOTAL SA	5,883,258	325,122,081
		932,859,562

Pharmaceuticals — 7.8%
Johnson & Johnson	3,981,387	580,764,922
Novartis AG	141,800	13,434,467
Pfizer, Inc.	9,996,300	391,655,034
Roche Holding AG	97,900	31,744,863
		1,017,599,286
Road and Rail — 0.5%
Norfolk Southern Corp.	349,892	67,924,534
Semiconductors and Semiconductor Equipment — 3.1%
Applied Materials, Inc.	397,339	24,253,572
Intel Corp.	376,100	22,509,585
Maxim Integrated Products, Inc.	3,396,400	208,912,564
Texas Instruments, Inc.	1,197,858	153,673,203
		409,348,924
Software — 1.8%
Microsoft Corp.	1,498,636	236,334,897
Thrifts and Mortgage Finance — 1.0%
Capitol Federal Financial, Inc.(2)	9,199,479	126,308,847
TOTAL COMMON STOCKS (Cost $8,269,457,313)		10,458,382,458
PREFERRED STOCKS — 8.0%
Banks — 5.8%
Bank of America Corp., 5.875%	116,802,000	129,615,179
Citigroup, Inc., 5.00%	47,386,000	49,666,451
Citigroup, Inc., 5.95%	86,555,000	91,706,321
JPMorgan Chase & Co., 5.00%	160,963,000	167,602,724
JPMorgan Chase & Co., 5.41%	31,979,000	32,315,419
U.S. Bancorp, 5.30%	139,717,000	154,338,384
Wells Fargo & Co., 5.66%	123,534,000	125,232,593
		750,477,071
Capital Markets — 0.2%
Bank of New York Mellon Corp. (The), 4.95%	21,990,000	22,214,958
Charles Schwab Corp. (The), 5.00%(1)	3,967,000	4,181,297
		26,396,255
Electric Utilities — 0.8%
Duke Energy Corp., 4.875%	102,800,000	107,957,990
Insurance — 0.1%
Progressive Corp. (The), 5.375%	15,332,000	16,136,623
Multi-Utilities — 0.3%
Dominion Energy, Inc., 4.65%	42,460,000	43,369,493
Oil, Gas and Consumable Fuels — 0.8%
Plains All American Pipeline LP, 6.125%	109,800,000	102,555,396
TOTAL PREFERRED STOCKS (Cost $1,011,525,955)		1,046,892,828
CONVERTIBLE BONDS — 3.6%
Aerospace and Defense — 0.2%
UBS AG, (convertible into Raytheon Co.), 1.25%, 6/24/20(3)(4)	122,700	26,344,917
Airlines — 0.3%
Citigroup Global Markets Holdings, Inc., (convertible into Southwest Airlines Co.), 3.55%, 3/16/20(3)(4)	379,900	21,126,239

UBS AG, (convertible into Southwest Airlines Co.), 4.25%, 2/6/20(3)(4)	399,000	21,089,145
		42,215,384
Diversified Financial Services — 0.9%
Citigroup Global Markets Holdings, Inc., (convertible into Berkshire Hathaway, Inc., Class B), 0.86%, 1/14/20(3)(4)	116,900	26,087,988
Goldman Sachs International, (convertible into Berkshire Hathaway, Inc., Class B), 1.30%, 2/11/20(3)(4)	323,500	67,860,595
Royal Bank of Canada, (convertible into Berkshire Hathaway, Inc., Class B), 0.90%, 1/23/20(3)(4)	89,900	20,094,448
		114,043,031
Electrical Equipment — 0.2%
Credit Suisse AG, (convertible into Emerson Electric Co.), 3.40%, 4/30/20(3)(4)	271,900	19,762,372
Health Care Technology — 0.8%
Credit Suisse AG, (convertible into Cerner Corp.), 3.45%, 4/20/20(3)(4)	399,900	27,657,884
Credit Suisse AG, (convertible into Cerner Corp.), 1.28%, 6/22/20(3)(4)	338,200	24,273,798
Merrill Lynch International & Co. C.V., (convertible into Cerner Corp.), 2.20%, 5/29/20(3)(4)	217,700	15,731,002
Morgan Stanley B.V., (convertible into Cerner Corp.), 2.91%, 4/28/20(3)(4)	286,900	20,104,517
Royal Bank of Canada, (convertible into Cerner Corp.), 3.40%, 2/10/20(3)(4)	199,900	14,478,757
		102,245,958
Insurance — 0.2%
AXA SA, 7.25%, 5/15/21(3)	24,405,000	28,184,724
Semiconductors and Semiconductor Equipment — 0.8%
Microchip Technology, Inc., 1.625%, 2/15/27	76,131,000	108,677,003
Textiles, Apparel and Luxury Goods — 0.2%
UBS AG, (convertible into Ralph Lauren Corp.), 8.65%, 1/23/20(3)(4)	262,800	30,446,694
TOTAL CONVERTIBLE BONDS (Cost $433,613,015)		471,920,083
CONVERTIBLE PREFERRED STOCKS — 2.6%
Banks — 0.7%
Bank of America Corp., 7.25%	39,924	57,849,876
Wells Fargo & Co., 7.50%	25,957	37,637,650
		95,487,526
Health Care Equipment and Supplies — 1.2%
Becton Dickinson & Co., 6.125%, 5/1/20	2,449,900	160,370,454
Machinery — 0.7%
Stanley Black & Decker, Inc., 5.375%, 5/15/20(1)	797,205	86,998,982
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $300,012,413)		342,856,962
EXCHANGE-TRADED FUNDS — 2.6%
iShares Russell 1000 Value ETF(1) (Cost $287,800,651)	2,499,342	341,110,196
CORPORATE BONDS — 0.2%
Electric Utilities — 0.2%
NextEra Energy Capital Holdings, Inc., VRN, 5.65%, 5/1/79 (Cost $21,583,897)	21,550,000	23,870,507
TEMPORARY CASH INVESTMENTS — 2.7%
Federal Home Loan Bank Discount Notes, 1.02%, 1/2/20(5)	296,282,000	296,282,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.75% - 3.75%, 9/15/21 - 11/15/43, valued at $43,850,170), in a joint trading account at 1.35%, dated 12/31/19, due 1/2/20 (Delivery value $42,928,620)		42,925,401
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 12/15/22, valued at $9,749,418), at 0.65%, dated 12/31/19, due 1/2/20 (Delivery value $9,554,345)		9,554,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	24,526	24,526
TOTAL TEMPORARY CASH INVESTMENTS (Cost $348,776,700)		348,785,927

TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(6) — 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $39,147,464)	39,147,464	39,147,464
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $10,711,917,408)		13,072,966,425
OTHER ASSETS AND LIABILITIES — (0.1)%		(7,520,855)
TOTAL NET ASSETS — 100.0%		$13,065,445,570

WRITTEN OPTIONS CONTRACTS
Reference Entity	Contracts	Type	Exercise Price	Expiration Date	Underlying Notional Amount	Premiums Received	Value
Gilead Sciences, Inc.	737	Put	$61.00	1/17/20	$4,789,026	$(19,619)	$(17,320)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	1,022,872	USD	1,049,280	UBS AG	3/31/20	$14,030
USD	340,063,032	CHF	330,886,431	UBS AG	3/31/20	(3,904,484)
USD	438,310,233	EUR	390,428,127	Credit Suisse AG	3/31/20	(2,051,976)
JPY	456,069,440	USD	4,195,671	Bank of America N.A.	3/31/20	21,680
JPY	267,431,360	USD	2,458,861	Bank of America N.A.	3/31/20	14,122
USD	42,172,118	JPY	4,587,816,160	Bank of America N.A.	3/31/20	(252,195)
SEK	11,670,342	USD	1,256,704	Goldman Sachs & Co.	3/31/20	(5,446)
SEK	14,748,800	USD	1,588,153	Goldman Sachs & Co.	3/31/20	(6,832)
SEK	4,896,320	USD	526,536	Goldman Sachs & Co.	3/31/20	(1,568)
USD	22,738,769	SEK	212,256,742	Goldman Sachs & Co.	3/31/20	(18,740)
						$(6,191,409)

NOTES TO SCHEDULE OF INVESTMENTS
CHF	-	Swiss Franc
EUR	-	Euro
JPY	-	Japanese Yen
SEK	-	Swedish Krona
USD	-	United States Dollar
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

(1)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $37,464,592. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(2)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(3)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $363,243,080, which represented 2.8% of total net assets.

(4)	Equity-linked debt security. The aggregated value of these securities at the period end was $335,058,356, which represented 2.6% of total net assets.

(5)	The rate indicated is the yield to maturity at purchase.

(6)	Investments of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $39,147,464.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded options contracts are valued at a mean as provided by independent pricing services. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks
Automobiles	—	43,246,523	—
Chemicals	19,085,890	61,072,965	—
Food and Staples Retailing	192,143,958	100,163,312	—
Food Products	—	372,331,033	—
Hotels, Restaurants and Leisure	—	71,008,609	—
Machinery	—	24,130,591	—
Oil, Gas and Consumable Fuels	607,737,481	325,122,081	—
Pharmaceuticals	972,419,956	45,179,330	—
Other Industries	7,624,740,729	—	—
Preferred Stocks	—	1,046,892,828	—
Convertible Bonds	—	471,920,083	—
Convertible Preferred Stocks	342,856,962	—	—
Exchange-Traded Funds	341,110,196	—	—
Corporate Bonds	—	23,870,507	—
Temporary Cash Investments	24,526	348,761,401	—
Temporary Cash Investments - Securities Lending Collateral	39,147,464	—	—
	10,139,267,162	2,933,699,263	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	49,832	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	6,241,241	—
Written Options Contracts	17,320	—	—
	17,320	6,241,241	—

3. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the period ended December 31, 2019 follows (amounts in thousands):

Company	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Income
Capitol Federal Financial, Inc.	$122,813	—	—	$3,496	$126,309	9,199	—	$7,774

This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.